Transamerica BlackRock iShares Active Asset Allocation –

Conservative VP

SCHEDULE OF INVESTMENTS

At March 31, 2023

(unaudited)

	Shares	Value
EXCHANGE-TRADED FUNDS - 98.4%
International Equity Funds - 12.3%
iShares Core MSCI EAFE ETF	171,345	$ 11,454,413
iShares MSCI EAFE ETF (A)	217,665	15,567,401
iShares MSCI Japan ETF (A)	42,225	2,478,185

		29,499,999

U.S. Equity Funds - 27.0%
iShares Core S&P 500 ETF	133,590	54,916,177
iShares Russell 2000 ETF (A)	55,827	9,959,537

		64,875,714

U.S. Fixed Income Funds - 59.1%
iShares 7-10 Year Treasury Bond ETF (A)	374,023	37,073,160
iShares Core U.S. Aggregate Bond ETF	719,632	71,704,132
iShares iBoxx $ Investment Grade Corporate Bond ETF	116,498	12,769,346
iShares Short Treasury Bond ETF (A)	22,168	2,449,564
iShares U.S. Treasury Bond ETF (A)	771,868	18,046,274

		142,042,476

Total Exchange-Traded Funds (Cost $252,808,939)		236,418,189

	Shares	Value
OTHER INVESTMENT COMPANY - 11.0%
Securities Lending Collateral - 11.0%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 4.79% (B)	26,352,617	$ 26,352,617

Total Other Investment Company (Cost $26,352,617)		26,352,617

	Principal	Value
REPURCHASE AGREEMENT - 0.9%
Fixed Income Clearing Corp., 2.10% (B), dated 03/31/2023, to be repurchased at $2,262,252 on 04/03/2023. Collateralized by a U.S. Government Obligation, 1.13%, due 01/15/2025, and with a value of $2,307,138.	$ 2,261,857	2,261,857

Total Repurchase Agreement (Cost $2,261,857)		2,261,857

Total Investments (Cost $281,423,413)		265,032,663
Net Other Assets (Liabilities) - (10.3)%		(24,645,682)

Net Assets - 100.0%		$ 240,386,981

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$236,418,189	$—	$—	$236,418,189
Other Investment Company	26,352,617	—	—	26,352,617
Repurchase Agreement	—	2,261,857	—	2,261,857

Total Investments	$262,770,806	$2,261,857	$—	$265,032,663

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $34,319,198, collateralized by cash collateral of $26,352,617 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $8,682,044. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at March 31, 2023.
(C)	There were no transfers in or out of Level 3 during the period ended March 31, 2023. Please reference the Investment Valuation section of the Notes to Schedule of Investments for more information regarding investment valuation and pricing inputs.

Transamerica Series Trust	Page 1

Transamerica BlackRock iShares Active Asset Allocation –

Conservative VP

NOTES TO SCHEDULE OF INVESTMENTS

At March 31, 2023

(unaudited)

INVESTMENT VALUATION

Transamerica BlackRock iShares Active Asset Allocation – Conservative VP (the “Portfolio”) is a series of the Transamerica Series Trust.

Effective September 8, 2022, Transamerica Asset Management, Inc. (“TAM”) has been designated as the Portfolio’s valuation designee pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended, with responsibility for fair valuation subject to oversight by the Portfolio’s Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. Generally Accepted Accounting Principles in the United States of America establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1 — Unadjusted quoted prices in active markets for identical securities.

Level 2 — Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Portfolio’s investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using Net Asset Value (“NAV”) per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at March 31, 2023, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Transamerica Series Trust	Page 2